UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07358

Duff & Phelps Utility and Corporate Bond Trust Inc.

(Exact name of registrant as specified in charter)

55 East Monroe Street, Suite 3600, Chicago, Illinois 60603

(Address of principal executive offices) (Zip code)

Alan M. Meder	John R. Sagan
Duff & Phelps Utility and Corporate Bond Trust Inc. 55 East Monroe Street, Suite 3600 Chicago, Illinois 60603	Mayer, Brown, Rowe & Maw LLP 71 South Wacker Drive Chicago, Illinois 60606

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 541-5555

Date of fiscal year end: December 31

Date of reporting period: June 30, 2006

ITEM 1. REPORTS TO STOCKHOLDERS.

Dear Fellow Shareholders:

YOUR FUND’S PERFORMANCE

During the first half of 2006, the performance of leveraged bond funds, including Duff & Phelps Utility and Corporate Bond Trust Inc. (the “DUC Fund”), was restrained by both a rise in the general level of interest rates and volatility in the corporate credit markets. The rise in interest rates was associated with the highly anticipated further tightening of U.S. monetary policy by the Federal Reserve. The volatility in the credit markets was associated in part with speculation surrounding mergers and acquisitions (“M&A”) activity. In addition, the April reduction in the DUC Fund’s dividend appears to have put additional downward pressure on the market price of the DUC Fund’s common stock. As a result of these factors, the DUC Fund, like the broader fixed-income market, failed to keep pace with the traditional equity markets. The following table compares the performance of the DUC Fund to various market benchmarks.

For the period indicated through June 30, 2006	Dow Jones Industrial Index (dividends reinvested)	S&P 500 Index (dividends reinvested)	DUC Fund (Per share performance with dividends reinvested in Fund plan)	DUC Fund (NAV-based performance)	Lehman Aggregate Bond Index
Six months	5.22%	2.71%	(10.64%)	(1.62%)	(.72%)
5 years (annualized)	3.44%	2.49%	3.61%	5.99%	4.97%

Performance returns for the Dow Jones Industrial Index, the S&P 500 Index and the Lehman Aggregate Bond Index were obtained from Confluence Technologies Inc. DUC Fund per share-based returns and DUC Fund NAV-based returns were obtained from the Administrator of the DUC Fund.

Based on the mid-year closing price of $11.28 and a monthly dividend of $0.065 per share, the DUC Fund’s common stock had an annualized dividend yield of 6.91%. The DUC Fund’s yield compares favorably with the 1.87% dividend yield of the S&P 500 Index and the 5.79% yield of the Lehman Aggregate Bond Index.

After reaching an all-time low at mid-year 2003, the DUC Fund’s cost of leverage has increased by more than 350 basis points, in response to a series of increases in the target federal funds rate by the Federal Reserve since that time. In sharp contrast to the dramatic rise in short-term interest rates, long-term interest rates have increased only modestly. Because the Fund generally borrows at short-term rates and invests at long-term rates, this discrepancy has reduced the amount of current earnings available for distribution as dividends and has created an extremely challenging environment for closed-end bond funds that employ leverage. As we noted in the Fund’s annual report to shareholders, the Board of Directors of the DUC Fund determined at its regular meeting on February 23, 2006 that the monthly dividends for April, May and June would be in the amount of $0.065 per share. The $0.065 per share dividend rate represented a decrease of $0.020 per share from the Fund’s previous $0.085 monthly distribution rate. This decrease in the dividend rate better aligns the Fund’s monthly distribution with its current and projected earnings and is subject to re-evaluation as the interest rate environment changes.

MARKET OVERVIEW

During the first half of 2006, the U.S. economy proved resilient in the face of significant headwinds. The dampening effects of $70 per barrel price of oil, over 400 basis points of monetary tightening by the Federal Reserve, renewed rhetoric about a potential housing “bubble”, and increased geopolitical tension were not enough to prevent the U.S. economy from continuing its multi-year string of solid economic growth. As usual, investors were confronted with countervailing issues that influenced equity market returns. The nomination and confirmation of Ben Bernanke as the new chairman of the Federal Reserve caused the market to consider the effects of moving to a more transparent monetary policy, as well as the potential for moving to a strategy of inflation targeting. The risk of significant events affecting the equity markets was high, as much of corporate America continued to come under pressure from shareholders to generate higher returns, thus stimulating the re-

emergence of M&A activity. Lingering concerns surrounding the increased amount of consumer borrowing over the past few years, led investors to question whether the recent rise in short-term interest rates and the resultant increase in debt service cost would severely restrain consumer spending. In addition to ongoing geopolitical turmoil, U.S. investors had to consider the impact that rising global interest rates might have on the domestic markets. Offsetting some of these concerns were continuing sound employment statistics and robust corporate profitability. In general, the momentum enjoyed by the U.S. economy allowed equity investors to look beyond the uncertainties, resulting in positive returns for the equity markets.

Over the same time period, the Federal Reserve remained on the path of removing the stimulative monetary policy that had been in place for the past few years. Following a pattern that began at mid-year 2004, the target federal funds rate has been gradually increased by 25 basis points at each meeting of the Federal Open Market Committee. The most recent move, which took place on June 29, 2006, was the seventeenth 25 basis point increase. This increase brought the federal funds target from a multi-decade low of 1.00% in 2004 to its current level of 5.25%. Returns were modestly negative in the broad fixed income markets for the first half of 2006. Due to a re-shaping of the U.S. Treasury yield curve, specific returns were to a large extent dependent on the term to maturity of a given investment.

Expectations of the Federal Reserve’s continued tightening of monetary policy, along with rising inflation expectations that typically accompany a growing economy and increased investor demand for longer-term securities, created an environment in which short-term and long-term interest rates moved higher to varying degrees. Over the first half of the year, the U.S. Treasury yield curve moved upward and continued its flattening trend, as yields increased by 75 basis points on two-year maturities, by 74 basis points on ten-year maturities and by 65 basis points on thirty-year maturities.

ECONOMIC OUTLOOK

Looking forward to the second half of 2006, barring a further escalation of geopolitical tensions or a significant increase in energy prices from already lofty levels, the U.S. economy is expected to continue to grow at a solid pace. After more than two years of sustained growth near 4%, the U.S. economy is likely to transition to a more trend-like growth in a 3% to 4% range. Since the accommodation that had been in place from 2001 to 2004 has been largely removed, effectively leading to a more neutral monetary environment, Federal Reserve policy is expected to be ‘data dependent’ and further adjustments to monetary policy will likely be based on current economic conditions and inflation expectations. Given a moderating, though still solid, economic outlook and the potential for elevated energy prices and high resource utilization to induce inflation, market participants are expecting the Federal Reserve to keep upward pressure on short-term interest rates in the near term, before pausing to evaluate economic conditions. The consumer, in aggregate already experiencing a negative household savings rate, is likely to be further hampered by the effects of rising borrowing costs on expanding household debt and higher energy prices. Business should remain the primary driver of U.S. economic growth, though increasing levels of global competition imply that U.S. corporate profitability may have peaked. Although corporate fundamentals in the U.S. remain solid, businesses with healthy balance sheets may become takeover targets when exhibiting weak equity performance. Pressure on companies to return capital to shareholders in the form of stock buybacks and special dividends is likely to intensify. Such actions are often detrimental to bondholders. At the same time, strong demand for corporate bonds from both domestic and foreign investors has driven up valuations in the corporate bond markets to potentially unsustainable levels. We therefore expect volatility in the corporate bond market to increase. In addition, an environment of sustained U.S. economic growth and heightened uncertainly about inflation could set the stage for continued upward pressure on the general level of interest rates. Under this scenario, the returns of leveraged bond funds would be restrained, both by the impact of high short-term interest rates on the cost of leverage and negative pressure on bond valuations due to increased volatility and the potential for rising long-term interest rates.

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN AND DIRECT DEPOSIT

To those of you receiving dividends in cash, you may want to consider taking advantage of the dividend reinvestment and cash purchase plan (the “Plan”) available to all registered shareholders of the DUC Fund. Under the Plan, the DUC Fund absorbs all administrative costs (except brokerage commissions, if any) so that the total amount of your dividends and other distributions may be reinvested in additional shares of the DUC Fund. Also, the cash purchase option permits participants to purchase shares in the open market through the Plan Agent. Additional information about the Plan is available from the Plan Agent, The Bank of New York, at 1-800-524-4458, or for more details, please turn to page 21.

For those shareholders receiving dividend checks, you may want to consider having your monthly dividends deposited, free of charge, directly into your bank account through electronic funds transfer. Direct deposit provides the convenience of automatic and immediate access to your funds, while eliminating the possibility of mail delays and lost, stolen or destroyed checks. Additional information about direct deposit is available from The Bank of New York, at 1-800-432-8224.

For more information about the DUC Fund, shareholders can access www.phoenixinvestments.com.

We appreciate your investment in Duff & Phelps Utility and Corporate Bond Trust Inc. and look forward to continuing our service to you.

Sincerely,

Francis E. Jeffries, CFA	Nathan I. Partain, CFA
Chairman of the Board	President & CEO

DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.

PORTFOLIO OF INVESTMENTS

June 30, 2006

(Unaudited)

		Ratings
Principal Amount (000)	Description	Moody’s	Standard & Poor’s	Value (Note 1)

	LONG-TERM INVESTMENTS—140.6%
	U.S. Government and Agency Obligations (a)—14.0%
	Federal National Mortgage Association,
$437	8.00%, 10/01/30	Aaa	AAA	$461,021
1,405	7.00%, 12/01/31	Aaa	AAA	1,439,853
	Government National Mortgage Association Pass-Through Certificates,
22	7.00%, 3/15/26	Aaa	AAA	22,305
248	7.50%, 5/15/26	Aaa	AAA	259,909
124	8.00%, 11/15/30	Aaa	AAA	132,198
104	8.00%, 2/15/31	Aaa	AAA	110,368
	U.S. Treasury Bonds,
40,000	10.375%, 11/15/12	Aaa	AAA	42,703,160

	Total U.S. Government and Agency Obligations (Cost $48,387,941)			45,128,814

	Corporate Bonds—121.2%
	Auto & Truck—5.0%
	DaimlerChrysler NA Holdings,
10,000	7.20%, 9/01/09	A3	BBB	10,321,940
	Ford Motor Company,
7,250	9.215%, 9/15/21	Ba3	B+	5,763,750

				16,085,690

	Financial—33.2%
	Boeing Capital Corp.,
5,000	6.50%, 2/15/12	A2	A	5,177,810
	Countrywide Capital I,
7,000	8.00%, 12/15/26	Baa1	BBB+	7,051,744
	EOP Operating Limited Partnership
5,000	8.10%, 8/01/10	Baa2	BBB	5,381,310
	ERP Operating Limited Partnership
5,000	6.625%, 3/15/12	Baa1	A-	5,181,085

See Notes to Financial Statements.

DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.

PORTFOLIO OF INVESTMENTS—(Continued)

June 30, 2006

(Unaudited)

		Ratings
Principal Amount (000)	Description	Moody’s	Standard & Poor’s	Value (Note 1)

	Financial (Continued)
	John Deere Capital Corp.,
$5,000	5.125%, 10/19/06	A3	A-	$4,994,050
	General Electric Capital Corporation,
6,065	8.625%, 6/15/08	Aaa	AAA	6,388,271
	Great Western Financial Trust II,
10,000	8.206%, 2/01/27	Baa1	BBB	10,510,850
	Household Finance Corp.,
16,000	8.00%, 7/15/10	Aa3	AA-	17,262,816
	KeyCorp Institution Capital B,
10,000	8.25%, 12/15/26	A3	BBB	10,486,040
	Merrill Lynch & Co.,
5,000	6.50%, 7/15/18	Aa3	A+	5,181,255
5,000	6.875%, 11/15/18	Aa3	A+	5,319,640
	NationsBank Capital Trust IV,
10,000	8.25%, 4/15/27	Aa3	A	10,520,040
	Simon Property Group, L.P.,
5,000	7.125%, 2/09/09	Baa1	A-	5,147,280
	Verizon Global Funding Corp.,
7,500	7.375%, 9/01/12	A3	A	7,982,033

				106,584,224

	Industrial—24.5%
	Archer-Daniels-Midland Company,
5,000	8.125%, 6/01/12	A2	A	5,566,865
	Occidental Petroleum Corporation,
5,000	9.25%, 8/01/19	A3	A-	6,396,870
	Sun Company, Inc.,
5,000	9.00%, 11/01/24	Baa2	BBB	6,373,945
	Tele-Communications, Inc.,
5,275	10.125%, 4/15/22	Baa2	BBB+	6,726,390
3,200	9.875%, 6/15/22	Baa2	NR	4,049,878
	Time Warner Entertainment Company, L.P.,
5,000	8.875%, 10/01/12	Baa2	BBB+	5,628,945

See Notes to Financial Statements.

DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.

PORTFOLIO OF INVESTMENTS—(Continued)

June 30, 2006

(Unaudited)

		Ratings
Principal Amount (000)	Description	Moody’s	Standard & Poor’s	Value (Note 1)

	Industrial (Continued)
	Time Warner, Inc.,
$5,000	9.15%, 2/01/23	Baa2	BBB+	$5,942,925
	Trans-Canada Pipelines Limited,
10,000	9.875%, 1/01/21	A2	A-	13,463,370
	USX Corporation,
10,000	9.125%, 1/15/13	Baa1	BBB+	11,675,930
	Weyerhaeuser Co.,
12,500	6.75%, 3/15/12	Baa2	BBB	12,785,738

				78,610,856

	Retail—1.6%
	Wal-Mart Stores, Inc.,
5,000	6.875%, 8/10/09	Aa2	AA	5,181,370

	Telephone—16.4%
	Bell Canada, Inc.,
10,000	9.50%, 10/15/10	Baa1	A-	11,353,720
	Deutsche Telekom International Finance,
12,000	8.00%, 6/15/10	A3	A-	12,893,724
	France Telecom SA
5,000	7.75%, 3/01/11	A3	A-	5,376,275
	Koninklijke (Royal) KPN NV,
5,000	8.00%, 10/01/10	Baa2	BBB+	5,308,135
	New York Telephone Co.,
5,000	8.625%, 11/15/10	Baa3	A	5,394,055
	Sprint Corp.,
10,125	9.25%, 4/15/22	Baa2	A-	12,366,473

				52,692,382

	Utilities-Electric—40.5%
	Alabama Power Co.,
2,750	7.125%, 10/01/07	A2	A	2,796,519
	CalEnergy Company, Inc.,
10,000	8.48%, 9/15/28	Baa1	BBB+	12,140,520

See Notes to Financial Statements.

DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.

PORTFOLIO OF INVESTMENTS—(Continued)

June 30, 2006

(Unaudited)

		Ratings
Principal Amount (000)	Description	Moody’s	Standard & Poor’s	Value (Note 1)

	Utilities-Electric (Continued)
	ComEd Financing II,
$17,438	8.50%, 1/15/27	Baa3	BBB-	$18,308,644
	Dominion Resources, Inc.,
10,000	8.125%, 6/15/10	Baa2	BBB	10,741,000
	Duke Energy Corporation,
10,000	7.375%, 3/10/10	A3	BBB	10,505,680
	Hydro-Quebec,
10,000	7.50%, 4/01/16	Aa3	A+	11,286,420
	Illinois Power Co.,
8,485	7.50%, 6/15/09	Baa2	BBB+	8,844,891
	KeySpan Gas East Corporation,
10,088	7.875%, 2/01/10	A2	A+	10,718,571
	Progress Energy, Inc.,
5,000	7.10%, 3/01/11	Baa2	BBB-	5,220,905
	Sempra Energy,
10,000	7.95%, 3/01/10	Baa1	BBB+	10,658,590
	Southern California Edison Company,
5,512	7.625%, 1/15/10	Baa1	BBB	5,814,989
	South Carolina Electric & Gas Co.,
6,000	6.125%, 3/01/09	A1	A-	6,075,240
	Wisconsin Energy Corp.,
6,000	6.50%, 4/01/11	A3	BBB+	6,149,904
	Xcel Energy, Inc.,
10,131	7.00%, 12/01/10	Baa1	BBB-	10,562,783

				129,824,656

	Total Corporate Bonds (Cost $390,157,715)			388,979,178

See Notes to Financial Statements.

DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.

PORTFOLIO OF INVESTMENTS—(Continued)

June 30, 2006

(Unaudited)

		Ratings
Principal Amount (000)	Description	Moody’s	Standard & Poor’s	Value (Note 1)

	Asset-Backed Securities—3.3%
	Detroit Edison Securitization Funding LLC 2001-1 A6
$5,000	6.62%, 3/01/16	Aaa	AAA	$5,283,292
	PSE&G Transition Funding 2001-1 A5
5,000	6.45%, 3/15/13	Aaa	AAA	5,164,511

	Total Asset-Backed Securities (Cost $11,614,063)			10,447,803

Shares
	Non-Convertible Preferred Stock—2.1%
	Financial—2.1%
	Duke Realty Corp.,
100,000	6.95%	Baa2	BBB	2,455,000
	Public Storage, Inc.,
120,000	7.25%	Baa2	BBB+	3,022,500
	Vornado Realty Trust I,
50,000	6.625%	Baa3	BBB-	1,151,500

	Total Non-Convertible Preferred Stock (Cost $6,640,000)			6,629,000

	Total Long-Term Investments (Cost $456,799,719)			451,184,795

See Notes to Financial Statements.

DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.

PORTFOLIO OF INVESTMENTS—(Continued)

June 30, 2006

(Unaudited)

		Ratings
Principal Amount (000)	Description	Moody’s	Standard & Poor’s	Value (Note 1)

	SHORT-TERM INVESTMENTS—0.6%
	U.S. Treasury Bills, (a)
$1,800	4.575%, 7/27/06 (Cost $1,794,052)	Aaa	AAA	$1,794,052

	Total Investments—141.2% (Cost $458,593,771)			452,978,847
	Liabilities, less cash and other assets—(41.2%)			(132,140,195)

	Net Assets—100%			$320,838,652

NR	Indicates the security is not rated.
(a)	AAA ratings on U.S. government and agency obligations are assumed because they are not rated.

See Notes to Financial Statements.

DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2006

(Unaudited)

ASSETS
Investments, at value (cost $458,593,771)	$452,978,847
Cash	1,237,528
Interest receivable	8,654,748
Dividends receivable	20,703
Other assets (Note 7)	352,981

Total assets	463,244,807

LIABILITIES
Commercial paper (Note 4)	141,679,638
Deferred compensation payable (Note 7)	307,735
Investment advisory fee payable (Note 2)	222,607
Administrative fee payable (Note 2)	46,382
Accrued expenses	149,793

Total liabilities	142,406,155

NET ASSETS	$320,838,652

CAPITAL
Common stock, $.01 par value, 600,000,000 shares authorized, 27,076,161 shares issued and outstanding (Note 6)	$270,762
Additional paid-in capital	369,708,287
Distributions in excess of net investment income	(18,461,516)
Accumulated net realized loss on investment transactions	(25,063,957)
Net unrealized depreciation on investments	(5,614,924)

NET ASSETS	$320,838,652

Net asset value per share of common stock: ($320,838,652 ÷ 27,076,161 shares of common stock issued and outstanding)	$11.85

See Notes to Financial Statements.

DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.

STATEMENT OF OPERATIONS

For the Six Months Ended June 30, 2006

(Unaudited)

INVESTMENT INCOME
Interest income	$14,173,164
Dividend income	64,140

Total Investment income	14,237,304

EXPENSES
Investment advisory fees (Note 2)	1,166,764
Administrative fees (Note 2)	244,447
Directors' fees and expenses	156,113
Commercial paper fees	107,508
Commitment fees (Note 4)	75,264
Commissions expense-commercial paper	71,899
Professional fees	70,951
Reports to shareholders	56,015
Transfer agent fees and expenses	32,602
Custodian fees and expenses	24,412
Registration fees	11,809
Other	13,147

Total operating expenses	2,030,931
Interest expense-commercial paper (Note 4)	3,346,722

Total expenses	5,377,653

Net investment income	8,859,651

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss on investment transactions	(554,131)
Net change in unrealized appreciation/depreciation on investments	(13,887,727)

Net realized and unrealized loss on investments	(14,441,858)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(5,582,207)

See Notes to Financial Statements.

DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.

STATEMENTS OF CHANGES IN NET ASSETS

	For the Six Months Ended June 30, 2006 (Unaudited)	For the Year Ended December 31, 2005

OPERATIONS
Net investment income	$8,859,651	$19,757,953
Net realized loss on investment transactions	(554,131)	(1,082,331)
Net change in unrealized appreciation/depreciation on investments	(13,887,727)	(18,440,627)

Net increase (decrease) in net assets resulting from operations	(5,582,207)	234,995

DIVIDENDS TO SHAREHOLDERS
From and in excess of net investment income	(12,175,547)	(27,460,286)

CAPITAL STOCK TRANSACTIONS
Reinvestment of dividends resulting in the issuance of 50,658 shares and 191,059 shares of common stock, respectively	644,891	2,576,390

Total decrease in net assets	(17,112,863)	(24,648,901)

NET ASSETS
Beginning of period	337,951,515	362,600,416

End of period (a)	$320,838,652	$337,951,515

(a) includes distributions in excess of net investment income of	$(18,461,516)	$(15,145,620)

See Notes to Financial Statements.

DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.

STATEMENT OF CASH FLOWS

For the Six Months Ended June 30, 2006

(Unaudited)

Increase (Decrease) in Cash

Cash flows provided from (used for) operating activities:
Interest and dividends received	$16,476,560
Expenses paid	(2,113,731)
Interest expense paid	(3,152,100)
Purchase of long-term portfolio investments	(29,046,713)
Proceeds from sale of long-term portfolio investments	15,357,478
Net proceeds from sales in excess of purchases of short-term portfolio investments	5,128,220

Net cash provided from operating activities	2,649,714

Cash flows provided from (used for) financing activities:
Net cash used for commercial paper	(535,498)
Cash dividends paid to shareholders (a)	(11,317,781)

Net cash used for financing activities	(11,853,279)

Net decrease in cash	(9,203,565)
Cash at beginning of period	10,441,093

Cash at end of period	$1,237,528

Reconciliation of Net Increase in Net Assets Resulting from Operations to Net Cash Provided from Operating Activities
Net increase in net assets resulting from operations	$(5,582,207)

Increase in investments	(6,003,861)
Net realized loss on investment transactions	554,131
Net change in unrealized appreciation/depreciation on investments	13,887,727
Increase in interest receivable	(317,898)
Decrease in prepaid expenses and other assets	69,967
Increase in interest payable	194,622
Decrease in accrued expenses and other liabilities	(152,767)

Total adjustments	8,231,921

Net cash provided from operating activities	$2,649,714

(a)	Non cash financing activities not included herein consist of reinvestment of dividends of $644,891.

See Notes to Financial Statements.

DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.

FINANCIAL HIGHLIGHTS

PER SHARE OPERATING PERFORMANCE	For the Six Months Ended June 30, 2006 (Unaudited)		For the Year Ended December 31,
			2005	2004	2003	2002	2001 (2)
Net asset value, beginning of period	$12.50		$13.51	$13.85	$13.03	$13.23	$12.64

Net investment income (1)	0.33		0.73	0.86	0.93	0.99	0.96
Net realized and unrealized gain (loss) on investments transactions	(0.53)		(0.72)	(0.18)	0.91	(0.17)	0.65

Net increase (decrease) from investment operations	(0.20)		0.01	0.68	1.84	0.82	1.61

Dividends from and in excess of net investment income	(0.45)		(1.02)	(1.02)	(1.02)	(1.02)	(1.02)

Net asset value, end of period	$11.85		$12.50	$13.51	$13.85	$13.03	$13.23

Per share market value, end of period	$11.28		$13.10	$14.69	$14.99	$13.16	$13.21

TOTAL INVESTMENT RETURN (3)	(10.64)%		(3.84)%	5.55%	22.64%	7.91%	11.90%
RATIOS TO AVERAGE NET ASSETS (4)
Total expenses	3.30	%(5)	2.55%	1.78%	1.79%	2.16%	3.07%
Operating expenses (excluding interest and other commercial paper expenses)	1.09	%(5)	1.05%	1.06%	1.08%	1.04%	1.02%
Net investment income	5.44	%(5)	5.64%	6.34%	6.81%	7.84%	7.35%
SUPPLEMENTAL DATA
Portfolio turnover	3%		15%	17%	10%	27%	10%
Net assets, end of period (000)	$320,839		$337,952	$362,600	$369,624	$345,131	$347,114
COMMERCIAL PAPER INFORMATION
Aggregate amount outstanding at end of period (000)	$143,000		$143,000	$143,000	$143,000	$140,500	$143,000
Average daily amortized cost of commercial paper outstanding (000)	$142,121		$142,256	$142,557	$142,115	$141,657	$141,686
Asset coverage per $1,000 at end of period	$3,234		$3,363	$3,537	$3,585	$3,455	$3,440

(1)	Based on average shares outstanding.
(2)	As required, effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the period ended December 31, 2001 was to decrease net investment income per share by $0.08, increase net realized and unrealized gains and losses per share by $0.08, and decrease the ratio of net investment income to average net assets from 7.99% to 7.35%.
(3)	Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each year reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Brokerage commissions are not reflected.
(4)	As a percentage of average weekly net assets which includes any liabilities or senior securities constituting indebtedness in connection with financial leverage.
(5)	Annualized.

See Notes to Financial Statements.

DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.

NOTES TO FINANCIAL STATEMENTS

June 30, 2006

(Unaudited)

Duff & Phelps Utility and Corporate Bond Trust Inc. (the “Fund”) was incorporated in Maryland on November 23, 1992 as a diversified, closed-end management investment company with operations commencing on January 29, 1993.

The Fund’s investment objective is to seek high current income consistent with investing in securities of investment-grade quality. The Fund seeks to achieve its investment objective by investing substantially all of its assets in a diversified portfolio of Utility Income Securities, Corporate Income Securities, Mortgage-Backed Securities and Asset-Backed Securities. The ability of the issuers of the securities held by the Fund to meet their obligations may be affected by economic developments in a specific state, industry or region.

Note 1. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Securities Valuation: The Fund values its fixed income securities by using market quotations, prices provided by market makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics in accordance with procedures established by the Board of Directors of the Fund. The relative liquidity of some securities in the Fund’s portfolio may adversely affect the ability of the Fund to accurately value such securities. Any securities or other assets for which such current market quotations are not readily available are valued at fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Fund’s Board of Directors.

Debt securities having a remaining maturity of 60 days or less when purchased and debt securities originally purchased with maturities in excess of 60 days but which currently have maturities of 60 days or less are valued at cost adjusted for amortization of premiums and accretion of discounts, which approximates market value.

Investments in mutual funds are valued at their net asset value as of the close of the New York Stock Exchange on the date of valuation.

Securities Transactions and Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses on sales of securities are calculated on the identified cost basis. Interest income is recorded on the accrual basis. The Fund amortizes premiums and accretes discounts on securities using the effective interest method.

Federal Income Taxes: It is the Fund’s intention to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute sufficient net income and capital gains to shareholders to qualify as a regulated investment company. Therefore, no provision for federal income tax is required.

DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

June 30, 2006

(Unaudited)

Dividends and Distributions: The Fund will declare and pay dividends to common shareholders monthly from net investment income. Net long-term capital gains, if any, in excess of loss carryforwards are expected to be distributed annually. The Fund will make a determination at the end of its fiscal year as to whether to retain or distribute such gains. Dividends and distributions are recorded on the ex-dividend date.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from investment income and capital gains recorded in accordance with U.S. generally accepted accounting principles.

Use of Estimates: The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

Note 2. AGREEMENTS

The Fund has an Advisory Agreement with Duff & Phelps Investment Management Co. (the “Adviser”), a subsidiary of Phoenix Investment Partners, Ltd. (“Phoenix”), and an Administration Agreement with Princeton Administrators, L.P. (“Princeton”).

The investment advisory fee paid to the Adviser is computed weekly and payable monthly at an annual rate of 0.50% of the Fund’s average weekly managed assets which is defined as the average weekly value of the total assets of the Fund minus the sum of all accrued liabilities of the Fund (other than the aggregate amount of any outstanding borrowings or other indebtedness constituting financial leverage).

The administration fee paid to Princeton is computed weekly and payable monthly at an annual rate of 0.15% of the Fund’s average weekly net assets, which is defined as the average weekly value of the total assets of the Fund minus the sum of all accrued liabilities of the Fund (including the aggregate amount of any outstanding borrowings or other indebtedness constituting financial leverage) subject to a monthly minimum of $12,500.

Pursuant to the agreements, the Adviser provides continuous supervision of the investment portfolio and pays the compensation of officers of the Fund who are affiliated persons of the Adviser. Princeton pays occupancy and certain clerical and accounting costs of the Fund. The Fund bears all other costs and expenses.

Note 3. PORTFOLIO SECURITIES

Purchases and sales of investment securities, other than U.S. Government securities and short-term investments, for the six months ended June 30, 2006 aggregated $29,046,713 and $14,918,111, respectively.

DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

June 30, 2006

(Unaudited)

The United States federal income tax basis of the Fund’s investments and the net unrealized depreciation as of June 30, 2006 was as follows:

Tax Basis of Investments	Appreciation	Depreciation	Net Unrealized Depreciation
$477,629,701	$5,391,365	$30,042,219	$(24,650,854)

Note 4. COMMERCIAL PAPER

As of June 30, 2006, $143,000,000 of commercial paper was outstanding with an amortized cost of $141,679,638. The average discount rate of commercial paper outstanding at June 30, 2006 was 5.18%. The average daily balance of commercial paper outstanding for the six months ended June 30, 2006 was $142,120,524 at a weighted average discount rate of 4.76%. The maximum amount of commercial paper outstanding at any time during the period was $143,000,000. In conjunction with the issuance of the commercial paper, the Fund has entered into a line of credit arrangement with a bank for $75,000,000. Interest on borrowings is based on market rates in effect at the time of borrowing. The commitment fee is computed at the rate of 0.20% per annum on the unused balance. During the six months ended June 30, 2006, there were no borrowings under this arrangement.

Note. 5. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions to be paid for the year ending December 31, 2006 will be determined at the end of the current fiscal year.

The tax character of distributions paid during the fiscal year ended December 31, 2005 was as follows:

12/31/2005

Distributions paid from:
Ordinary income	$27,460,286

Total taxable distributions	$27,460,286

DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

June 30, 2006

(Unaudited)

As of December 31, 2005, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income-net	$2,161,831
Undistributed long-term capital gains–net	0

Total undistributed earnings	2,161,831
Capital loss carryforward	(24,509,826	)*
Unrealized gains/(losses)–net	(9,034,648	)**

Total accumulated earnings/(losses)	$(31,382,643)

*	On December 31, 2005, the Fund had a net capital loss carryforward of $24,509,826 of which $17,513,106 expires in 2011, $3,731,126 expires in 2012 and $3,265,594 expires in 2013. This amount will be available to offset like amounts of any future taxable gains.
**	The difference between book-basis and tax-basis unrealized gains / (losses) is attributable primarily to the difference between book and tax amortization methods for premiums and discounts on fixed income securities, the tax treatments of deferred expenses and other temporary differences.

Note 6. CAPITAL

There are 600 million shares of $0.01 par value common stock authorized. For the six months ended June 30, 2006 and the year ended December 31, 2005, the Fund issued 50,658 and 191,059 shares of common stock, respectively, in connection with the reinvestment of dividends.

Note 7. DEFERRED COMPENSATION PLAN

Effective on January 1, 2000, the Fund established a deferred compensation program for its independent directors. Any director who was not an “interested person” of the Fund and who elected to participate in the program (a “participating director”) was eligible to defer receipt of all or a portion of his or her compensation from the Fund. Any amounts deferred by a participating director were credited to a deferred compensation ledger account (a “deferral account”) established for such director. From January 1, 2000 through December 31, 2004, the deferred compensation program was administered by the Fund’s transfer agent on behalf of the Fund, and all amounts credited to each participating director’s deferral account were deemed to be invested in common stock of the Fund. Contributions to the deferral account and increases in value of the measuring shares caused the account balance to increase accordingly, while withdrawals from the deferral account and decreases in value of the measuring shares caused the account balance to decrease accordingly. When a participating director retires, the director may elect to receive payments under the plan in a lump sum or in equal installments over a period of up to ten years. If a participating director dies, any amount payable under the plan will be paid to the director’s beneficiaries. Effective on January 1, 2005, administration of new contributions under the deferred compensation program was transferred to Fidelity Investments, which administers similar programs for other investment companies advised by affiliates of Phoenix. Participating directors now have the ability to allocate amounts in

DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

June 30, 2006

(Unaudited)

their deferral accounts among various investment options, one of which is common stock of the Fund. The obligation to make payouts to directors with respect to compensation deferred since January 1, 2005 is a general obligation of Phoenix. However, the obligation to make payouts to directors with respect to compensation deferred between January 1, 2000 and December 31, 2004 remains a general obligation of the Fund. For this reason, the Fund’s Statement of Assets and Liabilities at June 30, 2006 includes “Deferred compensation payable” in the amount of $307,735 and the $307,735 in deferred compensation investments that support that obligation are included in “Other assets.” Although the Fund has purchased shares of its common stock in the open market for use in meeting its future payout obligations under the program, participating directors do not have an ownership interest in those shares.

Note 8. INDEMNIFICATIONS

Under the Fund’s organizational documents, its Officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and believes the risk of loss to be remote.

Note 9. SUBSEQUENT EVENTS

On July 3, 2006, the Board of Directors of the Fund declared a dividend of $0.065 per share payable on July 31, 2006 to shareholders of record on July 17, 2006. On August 1, 2006 the Board of Directors of the Fund declared a dividend of $0.065 per share payable on August 31, 2006 to shareholders of record on August 15, 2006.

PROXY RESULTS (Unaudited)

The Annual Meeting of Shareholders of the Fund was held on May 11, 2006. The description of each matter voted upon and number of shares voted were as follows:

	Shares Voted For	Shares Voted Against
1. To elect five directors to serve until the Annual Meeting in the year indicated below or until their successors are duly elected and qualified:
Francis E. Jeffries (2008)	23,349,900	612,151
Nancy Lampton (2009)	23,370,227	591,824
Eileen A. Moran (2009)	23,409,325	552,726
Carl F. Pollard (2007)	23,314,980	647,071
David J. Vitale (2009)	23,331,501	630,550
Directors whose term of office continued beyond this meeting are as follows: E. Virgil Conway, Philip R. McLoughlin, Geraldine M. McNamara, and Harry Dalzell-Payne.

ADDITIONAL INFORMATION (Unaudited)

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may from time to time purchase its shares of common stock in the open market.

PROXY VOTING POLICY AND PROCEDURES (Unaudited)

Although the Fund does not typically hold voting securities, the Board has adopted proxy voting procedures whereby the Adviser would review any proxy solicitation materials on a case-by-case basis and would vote any such securities in accordance with the Investment Adviser’s good faith belief as to the best interests of the Fund and its shareholders. These proxy voting procedures may be changed at any time or from time to time by the Fund’s Board of Directors. A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 are available without charge, upon request, by calling the Adviser collect at 312-541-5555 and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO OF INVESTMENTS (Unaudited)

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN (Unaudited)

Common shareholders are automatically enrolled in the Fund’s Dividend Reinvestment and Cash Purchase Plan (the “Plan”). Under the Plan, all distributions to common shareholders of dividends and capital gains will automatically be reinvested by The Bank of New York (the “Plan Agent”) in additional shares of common stock of the Fund unless an election is made to receive distributions in cash. Shareholders who elect not to participate in the Plan will receive all distributions in cash paid by direct deposit or by check in U.S. dollars mailed directly to the shareholder of record (or if the shares are held in street or other nominee name, then to the nominee) by the Plan Agent.

The Plan Agent serves as agent for the common shareholders in administering the Plan. After the Fund declares a dividend or determines to make a capital gains distribution, if (1) the market price of shares on the valuation date equals or exceeds the net asset value of these shares, the Fund will issue new shares at net asset value, provided that the Fund will not issue new shares at a discount of more than 5% from the then current market price; or if (2) the market price is lower than the net asset value, or if dividends or capital gains distributions are declared and payable only in cash, then the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy shares of common stock in the open market, on the New York Stock Exchange or elsewhere, for the participants’ accounts. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value per share of the common stock, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund’s common stock, resulting in the acquisition of fewer shares of common stock than if the dividend or distribution had been paid in common stock issued by the Fund. As described below, the Plan was amended, effective December 1, 1999, whereby the Fund will issue new shares in circumstances in which it will be beneficial to plan participants.

The Plan Agent’s fees for the handling of the reinvestment of dividends and distributions will be paid by the Fund. However, each participant will pay a pro rata share of brokerage commissions (or equivalent purchase costs) incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of dividends and distributions and with voluntary additional share investments. There are no other charges to participants for reinvesting dividends or capital gains distributions, except for certain brokerage commissions (or equivalent purchase costs) as described above.

The Plan also permits Plan participants to periodically purchase additional shares of common stock through the Plan by delivering to the Plan Agent a check for at least $100, but not more than $5,000 in any month. The Plan Agent will use the funds to purchase shares in the open market or in private transactions. The Fund will not issue any new shares in connection with voluntary additional share investments. Purchases made pursuant to the Plan will be made commencing at the time of the first dividend or distribution payment following the second business day after receipt of the funds for additional purchases, and may be aggregated with purchases of shares for reinvestment of the dividends and distributions. Shares will be allocated to the accounts of participants purchasing additional shares at the average price per share, plus a service charge imposed by the Plan Agent and brokerage commissions (or equivalent purchase costs) paid by the Plan Agent for all shares purchased by it, including for reinvestment of dividends and distributions. Checks drawn on a foreign bank are subject to collection and collection fees, and will be invested at the time of the next distribution after funds are collected by the Plan Agent.

The Plan Agent will make every effort to invest funds promptly, and in no event more than 30 days after the Plan Agent receives a dividend or distribution, except where postponement is deemed necessary to comply with applicable provisions of the federal securities laws.

Funds sent to the Plan Agent for voluntary additional share investment may be recalled by the participant by written notice received by the Plan Agent not later than two business days before the next distribution payment date. If for any reason a regular monthly distribution is not paid by the Fund, funds for voluntary additional share investment will be returned to the participant, unless the participant specifically directs that they continue to be held by the Plan Agent for subsequent investment.

Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent. When a participant withdraws from the Plan or upon termination of the Plan as provided below, certificates for whole shares credited to his or her account under the Plan will be issued and a cash payment will be made for any fraction of a share credited to such account. An election to withdraw from the Plan will, until such election is changed, be deemed to be an election by a common shareholder to take all subsequent dividends and distributions in cash. Elections will only be effective for dividends and distributions declared after, and with a record date of at least ten days after, such elections are received by the Plan Agent. There is no penalty for non-participation in or withdrawal from the Plan, and shareholders who have withdrawn from the Plan may rejoin it at any time. The Plan Agent imposes charges on participants for selling participants shares on termination of participation (currently a base fee of $5.00 plus $.10 per share). The Fund reserves the right to amend the Plan to institute a service charge to participants.

The Plan Agent maintains each shareholder’s account in the Plan and furnishes monthly written confirmations of all transactions in the accounts, including information needed by shareholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant, and each shareholder’s proxy will include those shares purchased pursuant to the Plan.

Common shareholders whose common stock is held in the name of a broker or nominee should contact such broker or nominee to determine whether or how they may participate in the Plan.

In the case of shareholders, such as banks, brokers or nominees, that hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the record shareholder as representing the total amount registered in the record shareholder’s name and held for the account of beneficial owners who are participants in the Plan.

The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable or required to be withheld on such dividends or distributions.

The Fund reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all participants in the Plan at least 90 days before the record date for the dividend or distribution. The Plan may also be amended or terminated by the Plan Agent by at least 90 days’ written notice to all participants in the Plan. All questions concerning the Plan should be directed to the Plan Agent by calling 1-800-524-4458.

Directors

Francis E. Jeffries, Chairman

E. Virgil Conway

Harry Dalzell-Payne

Nancy Lampton

Philip R. McLoughlin

Geraldine M. McNamara

Eileen A. Moran

Carl F. Pollard

David J. Vitale

Officers

Nathan I. Partain,

President & Chief Executive Officer

Daniel J. Petrisko,

Vice President & Chief Investment Officer

T. Brooks Beittel,

Secretary

Alan M. Meder,

Treasurer, Principal Financial Officer, Chief Financial Officer and Assistant Secretary

Joyce B. Riegel,

Chief Compliance Officer

Investment Adviser

Duff & Phelps Investment Management Co.

55 East Monroe Street

Suite 3600

Chicago, IL 60603

(312) 541-5555

Administrator

Princeton Administrators, L.P.

P.O. Box 9095

Princeton, NJ 08543-9095

Custodian and Transfer Agent

The Bank of New York

P.O. Box 11258

Church Street Station

New York, NY 10286

(800) 524-4458

Independent Registered Public Accounting Firm

Ernst & Young LLP

233 South Wacker Drive

Chicago, IL 60606

Legal Counsel

Mayer, Brown, Rowe & Maw LLP

71 South Wacker Drive

Chicago, IL 60606

This report is for stockholder information. This is not a prospectus intended for use in the purchase or sale of Fund shares. Information contained in this report is dated and subject to change. Past performance is no guarantee of future results.

Duff & Phelps

Utility and

Corporate

Bond Trust Inc.

SEMI-ANNUAL REPORT

JUNE 30, 2006

ITEM 2. CODE OF ETHICS.

Not required as this is not an annual filing.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not required as this is not an annual filing.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not required as this is not an annual filing.

ITEM 5 AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not required as this is not an annual filing.

ITEM 6. SCHEDULE OF INVESTMENTS

Included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not required as this is not an annual filing.

ITEM 8 PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not required as this is not an annual filing.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

During the period covered by this report, no purchases were made by or on behalf of the registrant or any “affiliated purchaser” (as defined in Rule 10b-18(a)(3) under the Exchange Act) of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act.

ITEM 10 SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

No changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors have been implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (i.e., in the registrant’s Proxy Statement dated April 11, 2006) or this Item.

ITEM 11 CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective, based on an evaluation of those controls and procedures made as of a date within 90 days of the filing date of this report as required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Exchange Act.

(b) There has been no change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the fiscal half-year covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.

By (Signature and Title)	/s/ ALAN M. MEDER
Alan M. Meder
Treasurer and Principal Financial Officer

Date	August 21, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ NATHAN I. PARTAIN
Nathan I. Partain
President and Chief Executive Officer

Date	August 21, 2006

By (Signature and Title)	/s/ ALAN M. MEDER
Alan M. Meder
Treasurer and Principal Financial Officer

Date	August 21, 2006